                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06591

Morgan Stanley Quality Municipal Income Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
         (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Quality Municipal Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Fund Report
For the six months ended April 30, 2006

Market Conditions

The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy’s solid growth, the Federal Open Market Committee (the ‘‘Fed’’) continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent during the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed. In this environment, the benefits of leveraged investment strategies were less pronounced. (Leverage involves borrowing at short-term rates to purchase longer-term securities, thereby taking advantage of the differential between short- and long-term yields.)

Investors’ quest for yield favored lower-quality bonds over high-grade issues and kept credit spreads relatively tight. (Credit spreads measure the incremental yield investors require to assume additional credit risk. When credit spreads tighten, lower-rated issues typically outperform high-grade issues.)

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005. Issuers in California, Texas, New York, Florida and Illinois accounted for over 40 percent of the total underwriting volume in 2006.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

Performance Analysis

For the six-month period ended April 30, 2006, the net asset value of Morgan Stanley Quality Municipal Income Trust (IQI) decreased from $15.38 to $15.05 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.42 per share and a long-term capital gain distribution of $0.255844 per share, the Trust’s total NAV return was 2.62 percent. IQI’s value on the New York Stock Exchange (NYSE) moved from $13.71 to $14.43 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 10.38 percent. IQI’s NYSE market price was at a 4.12 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 715,200 shares of common stock at a weighted average market discount of 7.05 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.07 per share. The dividend reflects the current level of the Trust’s net investment income. IQI’s level of undistributed net investment income was $0.083 per share on April 30, 2006, versus $0.123 per share six months earlier.1

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, a U.S. Treasury futures strategy was used to reduce the portfolio’s duration,* as a hedge against rising rates. At the end of April, the Trust’s option-adjusted duration was 11.4 years. This duration positioning tempered the Trust’s total returns when rates declined, but helped total returns when rates rose.

Overall, the Trust maintained a high average credit quality with more than 86 percent of the bonds in the portfolio rated AA or higher as of the end of the period. The Trust slightly increased its exposure to A and BBB rated investment grade credits; this had a positive impact on performance as lower rated issues outperformed high-grade bonds. (High-grade bonds are rated AA and above.)

Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. The Trust also favored bonds with strong in-state investor demand. Reflecting a commitment to diversification, the Trust’s net assets of approximately $575 million, including preferred shares, were invested among 15 long-term sectors and 106 credits.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust’s outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio’s cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.06 per share to common-share earnings. The Trust has five ARPS series totaling $208 million, representing 36 percent of net assets, including preferred shares. At the end of April weekly ARPS yields ranged from 3.41 to 3.70 percent compared to 2.56 to 2.70 percent at the end of October 2005.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.
[1] Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).
* A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

TOP FIVE SECTORS
Water & Sewer	38.0%
Transportation	28.2
General Obligation	19.9
Electric	17.9
Hospital	11.0

LONG-TERM CREDIT ANALYSIS
Aaa/AAA	63.9%
Aa/AA	22.4
A/A	9.4
Baa/BBB	2.9
Ba/BB or Less	1.1
N/R	0.3

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Distribution by Maturity
(% of Long-Term Portfolio) As of April 30, 2006

Weighted Average Maturity: 18 Years(a)

(a)	Where applicable maturities reflect mandatory tenders, puts and call dates.
Portfolio structure is subject to change.

Geographic Summary of Investments
Based on Market Value as a Percent of Total Investments

Alabama	1.3%
Arizona	2.7
California	10.0
Colorado	2.2
Florida	4.6
Georgia	5.1
Hawaii	3.5
Idaho	0.4
Illinois	4.0%
Indiana	4.7
Kentucky	0.9
Maine	0.6
Maryland	1.7
Michigan	2.7
Minnesota	0.4
Missouri	0.3
Montana	0.6%
Nebraska	0.9
Nevada	2.5
New Jersey	6.1
New Mexico	1.1
New York	14.5
North Carolina	1.7
Ohio	2.0
Pennsylvania	5.2%
Puerto Rico	0.7
South Carolina	3.4
Texas	12.1
Virginia	0.6
Washington	3.0
Wisconsin	0.5
Total†	100.0%

†	Does not include open short futures contracts with an underlying face amount of $86,106,641 with unrealized appreciation of $850,858.

Call and Cost (Book) Yield Structure
(Based on Long-Term Portfolio) As of April 30, 2006

Years Bonds Callable—Weighted Average Call Protection: 7 Years

Cost (Book) Yield(b)—Weighted Average Book Yield: 5.1%

(a)	May include issues initially callable in previous years.
(b)	Cost or ‘‘book’’ yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 6.6% on 2% of the long-term portfolio that is callable in 2006.
Portfolio structure is subject to change.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the ‘‘Lipper Report’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the ‘‘management fee’’) rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that the economies of scale for the Trust were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and ‘‘float’’ benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust (‘‘soft dollars’’). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Tax-Exempt Municipal Bonds (152.5%)
	General Obligation (19.9%)
$5,000	California, Various Purpose dtd 05/01/03	5.25%		02/01/19	$5,281,950
4,000	Los Angeles, California, Ser 2004 A (MBIA)	5.00		09/01/24	4,158,760
2,700	Adams & Arapahoe Counties Joint School District # 32, Colorado, Ser 2003 A (FSA)	5.125		12/01/21	2,841,453
350	Denver School District #1, Colorado, Ser 1999 (FGIC)	5.25		12/01/16	369,730
4,000	Florida Board of Education, Capital Outlay Refg 2002 Ser C (MBIA)	5.00		06/01/20	4,158,280
	Hawaii ,
5,000	1992 Ser BZ	6.00		10/01/10	5,444,000
8,000	1992 Ser BZ	6.00		10/01/11	8,832,560
5,000	Honolulu City & County, Hawaii, ROLS RR II R 237-3 (MBIA)	6.576	‡	03/01/26	5,513,150
4,000	Cook County, Illinois, Ser 1992 C (FGIC)	6.00		11/15/09	4,295,560
6,000	Illinois, First Ser 2002 (MBIA)	5.375		07/01/20	6,399,780
2,000	Schaumburg, Illinois, Ser 2004 B (FGIC)	5.25		12/01/34	2,119,720
	New York City, New York,
2,000	2006 Ser F	5.00		09/01/23	2,063,900
1,000	2005 Ser G	5.00		12/01/23	1,029,870
	Pennsylvania,
5,000	First Ser 2003 RITES PA – 1112 A (MBIA)	5.975	‡	01/01/18	5,427,350
5,000	First Ser 2003 RITES PA – 1112 B (MBIA)	5.975	‡	01/01/19	5,619,350
5,000	Northside Independent School District, Texas, Bldg & Refg Ser 2001 (PSF)	5.00		02/15/26	5,096,750
2,000	King County, Washington, Refg 1998 Ser B (MBIA)	5.25		01/01/34	2,056,740
2,500	Spokane School District #81, Washington, Ser 2005 (MBIA)	0.00	#	06/01/23	2,270,475
68,550					72,979,378
	Educational Facilities Revenue (6.6%)
3,700	University of Alabama, Ser 2004-A (MBIA)	5.25		07/01/22	3,942,535
2,000	California Infrastructure & Economic Development Bank, The Scripps Research Institute Ser 2005 A	5.00		07/01/29	2,049,420
1,000	San Diego County, California, Burnham Institute for Medical Research Ser 2006 COPs	5.00		09/01/34	976,680
	Boulder County, Colorado,
1,750	University Corp for Atmospheric Research Ser 2002 (MBIA)	5.375		09/01/18	1,872,885
1,750	University Corp for Atmospheric Research Ser 2002 (MBIA)	5.375		09/01/21	1,867,058
2,000	Colorado Educational & Cultural Facilities Authority, Peak to Peak Charter School Refg & Impr Ser 2004 (XLCA)	5.25		08/15/34	2,102,060
2,000	Illinois Educational Facilities Authority, University of Chicago Ser 1998 A	5.125		07/01/38	2,031,740

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$5,000	North Carolina Capital Facilities Finance Agency, Duke University Ser 2005 A	5.00%	10/01/41	$5,122,550
2,000	Ohio State University, General Receipts Ser 2002 A	5.125	12/01/31	2,064,780
2,000	Pennsylvania State University, Refg Ser 2002	5.25	08/15/14	2,167,580
23,200				24,197,288
	Electric Revenue (17.9%)
6,000	Salt River Project Agricultural Improvement & Power District,
	Arizona, 2002 Ser B	5.00	01/01/31	6,162,240
2,000	Arkansas River Power Authority, Colorado, Power Ser 2006 (XLCA)	5.25	10/01/40	2,104,080
3,300	Jacksonville Electric Authority, Florida, St Johns Power Park Refg Issue 2 Ser 17	5.00	10/01/18	3,427,611
2,000	Orlando Utilities Commission, Florida, Water & Electric Ser 2001	5.25	10/01/19	2,127,340
2,000	Indiana Municipal Power Agency, 2004 Ser A (FGIC)	5.00	01/01/32	2,051,520
2,000	Western Minnesota Municipal Power Agency, 2003 Ser A (MBIA)	5.00	01/01/30	2,054,080
5,000	Nebraska Public Power District, Ser 2005 C (FGIC)	5.00	01/01/41	5,136,750
	Long Island Power Authority, New York,
4,000	Ser 2003 B	5.25	06/01/13	4,284,760
5,325	Ser 2003 C	5.50	09/01/19	5,716,388
3,000	Ser 2006 A	5.00	12/01/25	3,126,660
	South Carolina Public Service Authority,
3,700	Refg Ser 2002 D (Ambac)	5.00	01/01/20	3,847,815
5,000	Refg Ser 2002 D (FSA)	5.00	01/01/20	5,187,700
7,000	Refg Ser 2003 A (Ambac)	5.00	01/01/22	7,264,320
7,000	Energy Northwest, Washington, Columbia Refg Ser 2001 C (MBIA)	5.75	07/01/18	7,635,950
5,000	Grant County Public Utility District #2, Washington, Electric Refg Ser 2001 H (FSA)	5.375	01/01/18	5,292,300
62,325				65,419,514
	Hospital Revenue (11.0%)
3,500	Birmingham-Carraway Special Care Facilities Financing Authority, Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee)	5.875	08/15/15	3,575,355
2,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center Ser 2005	5.00	11/15/34	2,013,680
3,500	Highlands County Health Facilities Authority, Florida, Adventist/Sunbelt Ser 2005 A	5.00	11/15/35	3,517,325
6,000	Indiana Health & Educational Facility Financing Authority, Clarian Health Ser 2006 A	5.25	02/15/40	6,134,220
	Maryland Health & Higher Educational Facilities Authority,
5,000	University of Maryland Medical Ser 2001	5.25	07/01/28	5,112,000
1,500	University of Maryland Medical Ser 2002	6.00	07/01/32	1,610,415

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$7,000	Michigan State Hospital Financing Authority, McLaren Health Care Ser 2005 C	5.00%	08/01/35	$7,027,790
2,000	University of Medicine & Dentistry, New Jersey, Ser 2004 COPs (MBIA)	5.25	06/15/23	2,124,160
5,370	Cuyahoga County, Ohio, Cleveland Clinic Health Ser 2003 A	6.00	01/01/32	5,903,778
3,000	Lorain County, Ohio, Catholic Healthcare Partners Ser 2001 A	5.625	10/01/17	3,192,210
38,870				40,210,933
	Industrial Development/Pollution Control Revenue (6.7%)
6,000	California Pollution Control Financing Authority, Keller Canyon Landfill Co/Browning-Ferris Industries Inc Ser 1992 (AMT)	6.875	11/01/27	6,039,960
5,000	Michigan Strategic Fund, Detroit Edison Co Ser 2001 C (AMT)	5.65	09/01/29	5,185,650
5,000	Nassau County Tobacco Settlement Corporation, New York, Asset Backed Ser 2006 A-3	5.125	06/01/46	4,858,950
2,000	Alliance Airport Authority, Texas, Federal Express Corp Refg Ser 2006 (AMT) (WI)	4.85	04/01/21	1,983,780
3,000	Brazos River Authority, Texas, TXU Electric Co Ser 1999 C (AMT)	7.70	03/01/32	3,511,470
2,000	Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001 B (AMT) (Mandatory Tender 11/01/11)	5.75	05/01/30	2,096,920
1,000	Tobacco Settlement Financing Corporation, Virginia, Ser 2005	5.625	06/01/37	1,022,790
24,000				24,699,520
	Mortgage Revenue – Multi-Family (0.9%)
3,360	Illinois Housing Development Authority, Ser I	6.625	09/01/12	3,363,864
	Mortgage Revenue – Single Family (2.2%)
225	Idaho Housing Agency, 1992 Ser E (AMT)	6.75	07/01/12	225,261
1,885	Idaho Housing & Finance Association, 2000 Ser E (AMT)	6.00	01/01/32	1,892,050
295	Missouri Housing Development Commission, Homeownership Ser 2000 B-1 (AMT)	6.25	03/01/31	295,746
3,435	Montana Board of Housing, 2000 Ser B (AMT)	6.00	12/01/29	3,464,197
2,010	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (MBIA)	5.875	10/01/31	2,026,221
7,850				7,903,475
	Public Facilities Revenue (6.4%)
3,000	Broward County School Board, Florida, Ser 2001 A COPs (FSA)	5.00	07/01/26	3,075,840
4,000	Orange County School Board, Florida, Ser 2001 A COPs (Ambac)	5.25	08/01/14	4,278,320
3,000	Albuquerque, New Mexico, Gross Receipts Refg Ser 1999 C	5.25	07/01/17	3,109,230
3,000	Pennsylvania Public School Building Authority, Philadelphia School District Ser 2003 (FSA)	5.00	06/01/33	3,070,890
4,000	Puerto Rico Public Buildings Authority, Refg Ser J (Ambac) (Mandatory Tender 07/01/12)	5.00	07/01/36	4,202,200

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,000	Charleston Educational Excellence Financing Corporation, South Carolina, Charleston County School District Ser 2005	5.25%	12/01/29	$3,128,430
2,500	Milwaukee Redevelopment Authority, Wisconsin, Public Schools Ser 2003 A (Ambac)	5.125	08/01/23	2,601,475
22,500				23,466,385
	Recreational Facilities Revenue (0.8%)
1,590	Denver Convention Center Hotel Authority, Colorado, Refg Ser 2006 (XLCA) (WI)	5.00	12/01/30	1,639,179
1,400	Marion County Convention & Recreational Facilities Authority, Indiana, Refg Ser 2003 A (Ambac)	5.00	06/01/21	1,444,184
2,990				3,083,363
	Resource Recovery Revenue (0.9%)
3,000	Northeast Maryland Waste Disposal Authority, Montgomery County Ser 2003 (AMT) (Ambac)	5.50	04/01/16	3,194,130
	Retirement & Life Care Facilities Revenue (0.4%)
1,500	Missouri Health & Educational Facilities Authority, Lutheran Senior Services Ser 2005 A	5.375	02/01/35	1,526,595
	Transportation Facilities Revenue (28.2%)
2,000	Arizona Transportation Board, Highway Refg Ser 2002 A	5.25	07/01/19	2,136,660
3,000	Phoenix Civic Improvement Corporation, Arizona, Airport Ser 2002 B (AMT) (FGIC)	5.25	07/01/32	3,086,520
1,900	Orange County Transportation Authority, California, Toll Road
	Express Lanes Refg Ser 2003 A (Ambac)	5.00	08/15/20	1,976,988
4,000	Port of Oakland, California, Ser 2002 L (AMT) (FGIC)	5.00	11/01/32	4,052,040
2,000	Mid-Bay Bridge Authority, Florida, Refg Ser 1993 A (Ambac)	5.95	10/01/22	2,129,620
3,000	Atlanta, Georgia, Airport Ser 2004 J (FSA)	5.00	01/01/34	3,072,990
	Georgia State Road & Tollway Authority,
6,000	Ser 2004	5.00	10/01/22	6,260,880
9,000	Ser 2004	5.00	10/01/23	9,373,860
4,000	Chicago, Illinois, O'Hare Int'l Airport Third Lien Ser 2003 B-2 (AMT) (FSA)	5.75	01/01/23	4,355,040
6,335	Indiana Transportation Finance Authority, Highway Ser 2000 (FGIC)	5.375	12/01/25	6,669,678
3,000	Wayne County, Michigan, Detroit Metropolitan Wayne County Airport Refg Ser 2002 D (AMT) (FGIC)	5.50	12/01/17	3,187,800
	Clark County, Nevada,
4,000	Airport SubLien Ser 2004 A-1 (AMT) (FGIC)	5.50	07/01/20	4,286,360
1,000	Jet Aviation Fuel Tax Ser 2003 C (AMT) (Ambac)	5.375	07/01/19	1,053,270
1,100	Jet Aviation Fuel Tax Ser 2003 C (AMT) (Ambac)	5.375	07/01/20	1,157,222
2,000	Jet Aviation Fuel Tax Ser 2003 C (AMT) (Ambac)	5.375	07/01/22	2,100,280

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$5,000	New Jersey Transportation Trust Fund Authority, 1999 Ser A	5.75%	06/15/20	$5,650,800
12,000	New Jersey Turnpike Authority, Ser 2003 A (FGIC)††	5.00	01/01/27	12,382,320
10,000	Metropolitan Transportation Authority, New York, Transportation Refg Ser 2002 A (FGIC)	5.00	11/15/25	10,327,500
	Triborough Bridge & Tunnel Authority, New York,
5,000	Refg 2002 E (MBIA)	5.25	11/15/22	5,313,300
915	Ser 2001 A	5.00	01/01/32	931,900
2,000	Harris County, Texas, Toll Road Sr Lien Ser 2005 A (FSA)	5.25	08/15/35	2,081,020
	Houston, Texas,
6,000	Airport Sub Lien Ser 2000 A (AMT) (FSA)	5.875	07/01/17	6,366,660
5,000	Airport Sub Lien Ser 2000 A (AMT) (FSA)	5.625	07/01/30	5,260,150
98,250				103,212,858
	Water & Sewer Revenue (38.0%)
3,800	Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 2002 (FGIC)	5.00	07/01/26	3,918,788
3,000	East Bay Municipal Utility District, California, Water Ser 2001 (MBIA)	5.00	06/01/26	3,083,400
3,720	San Diego County Water Authority, California, Ser 2002 A COPs (MBIA)	5.00	05/01/27	3,829,591
3,500	Broward County, Florida, Water & Sewer Utility Ser 2003 (MBIA)	5.00	10/01/24	3,622,710
10,000	Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)	5.25	10/01/30	10,524,800
10,000	Indiana Bond Bank, Revolving Fund Ser 2001 A	5.00	02/01/23	10,327,000
5,000	Louisville & Jefferson County Metropolitan Sewer District, Kentucky, Ser 1999 A (FGIC)	5.75	05/15/33	5,347,150
5,345	Las Vegas Valley Water District, Nevada, Water Impr Refg Ser 2003 A (FGIC)	5.25	06/01/20	5,653,032
10,000	Passaic Valley Sewerage Commissioners, New Jersey, Ser F (FGIC)	5.00	12/01/20	10,419,300
3,000	Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac)	5.25	05/15/19	3,108,960
	New York City Municipal Water Finance Authority, New York,
3,500	2003 Ser A	5.375	06/15/19	3,745,630
18,000	2002 Ser B	5.00	06/15/26	18,411,480
10,000	2004 Ser A	5.00	06/15/35	10,218,900
4,500	Charlotte, North Carolina, Water & Sewer Ser 2001	5.125	06/01/26	4,694,220
10,000	Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)	5.125	05/15/27	10,251,500
15,000	Houston, Texas, Combined Utility First Lien Refg 2004 Ser A (FGIC)	5.25	05/15/23	15,840,300
13,960	San Antonio, Texas, Water & Refg Ser 2001 (FGIC)	5.00	05/15/26	14,243,248
2,000	Fairfax County Water Authority, Virginia, Refg Ser 1992	6.00	04/01/22	2,078,560
134,325				139,318,569

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Other Revenue (8.6%)
$10,000	California Economic Recovery, Ser 2004 A	5.00%		07/01/16	$10,568,100
6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Asset Backed Ser 2005 A (Ambac)	5.00		06/01/29	6,124,380
2,000	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75		06/15/29	2,114,820
2,000	New York City Transitional Finance Authority, New York, Refg 2003 Ser A	5.50		11/01/26	2,150,780
10,000	Tobacco Settlement Financing Corporation, New York, State Contingency Ser 2003 B-1C	5.50		06/01/17	10,620,600
30,000					31,578,680
	Refunded (4.0%)
5,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit First Lien Ser 2003 A (Ambac)	5.00		07/01/28 †	5,376,000
3,400	Maine Turnpike Authority, Ser 2000 (FGIC)	5.50		07/01/10 †	3,652,110
5,000	Dauphin County General Authority, Pennsylvania, HAPSO Group/ Western Pennsylvania Hospital Refg 1992 Ser A (MBIA) (ETM)	6.25		07/01/16	5,648,800
13,400					14,676,910
534,120	Total Tax-Exempt Municipal Bonds (Cost $538,889,346)				558,831,462
	Short-Term Tax-Exempt Municipal Obligations (2.9%)
1,300	Orange County Sanitation District, California, Ser 2000 B COPs (Demand 05/01/06)	3.75	*	08/01/30	1,300,000
	Philadelphia Hospital and Higher Education Facilities
3,900	Children's Hospital of Philadelphia Ser 2003 A (Demand 05/01/06)	3.78	*	02/15/14	3,900,000
3,600	Children's Hospital of Philadelphia Ser 2002 A (Demand 05/01/06)	3.76	*	07/01/22	3,600,000
1,900	Harris County Health Facilities Development Corporation, Texas, St Luke's Episcopal Ser 2001 B (Demand 05/01/06)	3.81	*	02/15/31	1,900,000
10,700	Total Short-Term Tax-Exempt Municipal Obligations (Cost $10,700,000)				10,700,000
$544,820	Total Investments (Cost $549,589,346) (a) (b)			155.4%	569,531,462
	Other Assets in Excess of Liabilities			1.4	5,126,623
	Preferred Shares of Beneficial Interest			(56.8)	(208,104,955)
	Net Assets Applicable to Common Shareholders			100.0%	$366,553,130

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

Note:	The categories of investments are shown as a percentage of net assets applicable to common shareholders.
AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
PSF	Texas Permanent School Fund Guarantee Program.
RITES	Residual Interest Tax-Exempt Securities (Illiquid securities).
ROLS	Reset Option Longs (Illiquid security).
WI	Security purchased on a when-issued basis.
†	Prerefunded to call date shown.
††	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $355,000.
‡	Current coupon rate for inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $16,559,850 which represents 4.5% of net assets applicable to common shareholders.
#	Security is a ‘‘Step-up’’ bond where the coupon increases on a predetermined future date.
*	Current coupon of variable rate demand obligation.
(a)	Securities have been designated as collateral in an amount equal to $90,237,905 in connection with open futures contracts and the purchase of when-issued securities.
(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $20,641,194 and the aggregate gross unrealized depreciation is $699,078, resulting in net unrealized appreciation of $19,942,116.
Bond Insurance
Ambac	Ambac Assurance Corporation.
Connie Lee	Connie Lee Insurance Company – A wholly owned subsidiary of Ambac Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

Futures Contracts Open at April 30, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION
700	Short	U.S. Treasury Notes 5 Yr June 2006	$(72,909,375)	$605,108
125	Short	U.S. Treasury Notes 10 Yr June 2006	(13,197,266)	245,750
		Total Unrealized Appreciation		$850,858

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $549,589,346)	$569,531,462
Cash	271,001
Interest receivable	8,922,636
Prepaid expenses and other assets	94,954
Total Assets	578,820,053
Liabilities:
Payable for:
Investments purchased	3,633,137
Variation margin	130,860
Investment advisory fee	128,133
Common shares of beneficial interest repurchased	89,343
Administration fee	37,965
Transfer agent fee	24,859
Accrued expenses and other payables	117,671
Total Liabilities	4,161,968
Preferred shares of beneficial interest (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 4,160 shares outstanding)	208,104,955
Net Assets Applicable to Common Shareholders	$366,553,130
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 24,350,898 shares outstanding)	$340,892,824
Net unrealized appreciation	20,792,974
Accumulated undistributed net investment income	2,010,355
Accumulated undistributed net realized gain	2,856,977
Net Assets Applicable to Common Shareholders	$366,553,130
Net Asset Value Per Common Share ($366,553,130 divided by 24,350,898 common shares outstanding)	$15.05

Statement of Operations

For the six months ended April 30, 2006 (unaudited)

Net Investment Income:
Interest Income	$13,969,450
Expenses
Investment advisory fee	785,035
Auction commission fees	352,729
Administration fee	232,603
Transfer agent fees and expenses	71,700
Professional fees	27,865
Auction agent fees	21,154
Custodian fees	12,604
Shareholder reports and notices	12,480
Registration fees	9,274
Trustees' fees and expenses	6,962
Other	44,237
Total Expenses	1,576,643
Less: expense offset	(4,325)
Net Expenses	1,572,318
Net Investment Income	12,397,132
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments	2,236,578
Futures contracts	2,211,470
Net Realized Gain	4,448,048
Net Change in Unrealized Appreciation on:
Investments	(5,044,131)
Futures contracts	(740,184)
Net Depreciation	(5,784,315)
Net Loss	(1,336,267)
Dividends to preferred shareholders from net investment income	(3,090,512)
Net Increase	$7,970,353

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2006	FOR THE YEAR ENDED OCTOBER 31, 2005
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,397,132	$25,631,882
Net realized gain	4,448,048	5,487,264
Net change in unrealized appreciation/depreciation	(5,784,315)	(9,479,923)
Dividends to preferred shareholders from net investment income	(3,090,512)	(4,038,019)
Net Increase	7,970,353	17,601,204
Dividends and Distributions to Common Shareholders from:
Net investment income	(10,390,489)	(20,909,486)
Net realized gain	(6,385,482)	—
Total Dividends and Distributions	(16,775,971)	(20,909,486)
Decrease from transactions in common shares of beneficial interest	(10,135,490)	(18,750,502)
Net Decrease	(18,941,108)	(22,058,784)
Net Assets Applicable to Common Shareholders:
Beginning of period	385,494,238	407,553,022
End of Period (Including accumulated undistributed net investment income of $2,010,355 and $3,094,224, respectively)	$366,553,130	$385,494,238

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Notes to Financial Statements April 30, 2006 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Quality Municipal Income Trust (the ‘‘Trust’’) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Quality Municipal Income Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

D.   Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s weekly total net assets including preferred shares.

3.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006, aggregated $29,166,367 and $46,261,300, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006, included in Trustees' fees and expenses in the Statement of Operations amounted to $3,196. At April 30, 2006, the Trust had an accrued pension liability of $56,117 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal

Morgan Stanley Quality Municipal Income Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4.   Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares (‘‘preferred shares’’) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

SERIES	SHARES*	AMOUNT IN THOUSANDS*	RATE*	RESET DATE	RANGE OF DIVIDEND RATES**
1	1,120	$56,000	3.70%	05/03/06	2.75% – 3.70%
2	400	20,000	3.59	05/04/06	2.49 – 3.70
3	1,120	56,000	2.25	07/06/06	2.25
4	1,120	56,000	3.65	05/04/06	1.50 – 3.65
5	400	20,000	3.41	05/05/06	2.30 – 3.75

*	As of April 30, 2006.
**	For the six months ended April 30, 2006.

Subsequent to April 30, 2006 and up through June 2, 2006, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 2.25% to 3.72% in the aggregate amount of $722,968.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Quality Municipal Income Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

5.   Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	SHARES	PAR VALUE	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, October 31, 2004	26,432,420	$264,324	$369,608,124
Treasury shares purchased and retired (weighted average discount 11.76%)*	(1,366,322)	(13,663)	(18,736,839)
Reclassification due to permanent book/tax differences	—	—	(93,632)
Balance, October 31, 2005	25,066,098	250,661	350,777,653
Treasury shares purchased and retired (weighted average discount 7.05%)*	(715,200)	(7,152)	(10,128,338)
Balance, April 30, 2006	24,350,898	$243,509	$340,649,315

*	The Trustees have voted to retire the shares purchased.

6.   Dividends to Common Shareholders

On March 28, 2006, the Trust declared the following dividends from net investment income:

AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
$0.07	May 5, 2006	May 19, 2006
$0.07	June 9, 2006	June 23, 2006

7.   Expense Offset

The expense offset represents a reduction of custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

8.   Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (‘‘futures contracts’’).

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Quality Municipal Income Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

9.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley Quality Municipal Income Trust

Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2006		FOR THE YEAR ENDED OCTOBER 31,
			2005	2004	2003		2002		2001
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$15.38		$15.42	$15.54	$15.60		$15.91		$15.22
Income (loss) from investment operations:
Net investment income*	0.50		1.00	0.97	1.01		1.11		1.16
Net realized and unrealized gain (loss)	(0.05)		(0.17)	0.18	0.24		0.01		0.76
Common share equivalent of dividends paid to preferred shareholders*	(0.13)		(0.16)	(0.15)	(0.16)		(0.20)		(0.27)
Total income from investment operations	0.32		0.67	1.00	1.09		0.92		1.65
Less dividends and distributions from:
Net investment income	(0.42)		(0.81)	(0.88)	(0.90)		(0.87)		(0.87)
Net realized gain	(0.26)		—	(0.30)	(0.30)		(0.39)		(0.13)
Total dividends and distributions	(0.68)		(0.81)	(1.18)	(1.20)		(1.26)		(1.00)
Anti-dilutive effect of acquiring treasury shares*	0.03		0.10	0.06	0.05		0.03		0.04
Net asset value, end of period	$15.05		$15.38	$15.42	$15.54		$15.60		$15.91
Market value, end of period	$14.43		$13.71	$13.83	$14.55		$13.91		$14.48
Total Return†	10.38	%(1)	5.14%	3.32%	13.82%		4.94%		16.59%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	0.84	%(2)	0.88%	0.89%	0.83	%(3)	0.78	%(3)	0.74%
Net investment income before preferred stock dividends	6.62	%(2)	6.41%	6.48%	6.58%		7.19%		7.47%
Preferred stock dividends	1.65	%(2)	1.01%	1.01%	1.05%		1.29%		1.71%
Net investment income available to common shareholders	4.97	%(2)	5.40%	5.47%	5.53%		5.90%		5.76%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$366,553		$385,494	$407,553	$430,353		$450,417		$473,103
Asset coverage on preferred shares at end of period	276%		285%	296%	307%		316%		325%
Portfolio turnover rate	5	%(1)	14%	16%	41%		20%		19%

*	The per share amounts were computed using an average number of common shares outstanding during the period.
†	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)	Not annualized.
(2)	Annualized.
(3)	Does not reflect the effect of the expense offset of 0.01%.

See Notes to Financial Statements

Morgan Stanley Quality Municipal Income Trust

Revised Investment Policy

On August 24, 2005, the Trustees of Morgan Stanley Quality Municipal Income Trust (the ‘‘Trust’’) approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e. , they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Morgan Stanley Quality Municipal Income Trust

Results of Annual Shareholder Meeting

At the Trust’s annual meeting of shareholders held on October 26, 2005, and subsequently adjourned until February 15, 2006 with respect to the proposals set forth below, the voting results with respect to these proposals were as follows:

(1)   Approval of a modification to the Trust’s investment policies to enable the Trust to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody’s Investor Services, Inc., Standard & Poor’s Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

	FOR	AGAINST	ABSTAIN
Common Shareholders	13,893,936	864,949	868,765

	FOR	AGAINST	ABSTAIN
Preferred Shareholders	2,520	184	0

(2)   Approval of a modification to the Trust’s investment policies to enable the Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody’s Investor Services, Inc., Standard & Poor’s Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

	FOR	AGAINST	ABSTAIN
Common Shareholders	12,790,817	1,808,587	1,028,246

	FOR	AGAINST	ABSTAIN
Preferred Shareholders	2,520	184	0

(3)   Approval of a modification to the investment policies of the Trust designating the Trust’s investment policies as non-fundamental policies of the Trust:

	FOR	AGAINST	ABSTAIN
Common Shareholders	12,203,638	1,946,641	1,477,371

	FOR	AGAINST	ABSTAIN
Preferred Shareholders	2,520	184	0

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

© 2006 Morgan Stanley

IQIRPT-37954RPT-RA06-00496P-Y04/06	MORGAN STANLEY FUNDS
Morgan Stanley Quality Municipal Income Trust Semiannual Report April 30, 2006

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31,
2005.

Item 9. Closed-End Fund Repurchases

                                               REGISTRANT PURCHASE OF EQUITY SECURITIES
----------------------------- --------------- -------------------- --------------------- --------------------
Period                        (a) Total       (b) Average Price    (c) Total Number of   (d) Maximum Number
                              Number of       Paid per Share (or   Shares (or Units)     (or Approximate
                              Shares (or      Unit)                Purchased as Part     Dollar Value) of
                              Units)                               of Publicly           Shares (or Units)
                              Purchased                            Announced Plans or    that May Yet Be
                                                                   Programs              Purchased Under
                                                                                         the Plans or
                                                                                         Programs
----------------------------- --------------- -------------------- --------------------- --------------------

November 1, 2005 --
November 30, 2005                    107,600             $13.6560          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
December 1, 2005 --
December 31, 2005                    140,200             $13.7405          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
January 1, 2006 --
January 31, 2006                     163,500             $13.2003          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
February 1, 2006 --
February 28, 2006                    120,100             $13.5268          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
March 1, 2006 --
March 31, 2006                       105,400             $13.5932          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
April 1, 2006 --
April 30, 2006                        78,400             $13.5142          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------
Total                                715,200             $14.2052          N/A                   N/A
----------------------------- --------------- -------------------- --------------------- --------------------

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that
occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Quality Municipal Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 20, 2006

                                                                   EXHIBIT 12 B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Ronald E. Robison, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Quality
     Municipal Income Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 20, 2006
                                                     /s/ Ronald E. Robison
                                                     Ronald E. Robison
                                                     Principal Executive Officer

                                                                   EXHIBIT 12 B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Francis Smith, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Quality
     Municipal Income Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 20, 2006
                                                    /s/ Francis Smith
                                                    Francis Smith
                                                    Principal Financial  Officer

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Quality Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2006                                  /s/ Ronald E. Robison
                                                     ---------------------------
                                                     Ronald E. Robison
                                                     Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Quality Municipal Income Trust and will be retained by Morgan Stanley Quality Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Quality Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2006                                  /s/ Francis Smith
                                                     ----------------------
                                                     Francis Smith
                                                     Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Quality Municipal Income Trust and will be retained by Morgan Stanley Quality Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.